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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 24, 1998


            FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.
             (Exact name of registrant as specified in its charter)


North Carolina                        333-3574                     56-1967773
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(State or other jurisdiction         (Commission                 (IRS Employer
of incorporation)                   File Number)           Identification No.)


                     Address of principal executive offices:

                              One First Union Center
                              301 South College Street
                              Charlotte, NC  28255



Registrant's telephone number, including area code (704) 383-3624


                                 Not applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 5.  OTHER EVENTS.

On or about April 29, 1998, the Registrant will cause the issuance and sale of approximately $350,063,127 initial principal amount of Mortgage Pass-Through Certificates, Series 1998-A, consisting of (i) Class SA-1, Class SA-2, Class SA-3, Class SA-4, Class SA-5 and Class SA-X (the "Class SA Certificates"), (ii) Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-X (the "Class A Certificates"), (iii) Class M, Class B-1 and Class B-2 (the "Senior Subordinate Certificates"), (iv) Class R-I and Class R-II (the "Residual Certificates" and, together with the Class SA Certificates, the Class A Certificates and the Senior Subordinate Certificates, the "Offered Certificates"), and (v) Class B-3, Class B-4 and Class B-5 (the "Junior Subordinate Certificates" and, together with the Offered Certificates, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of April 1, 1998, among the Registrant, First Union National Bank of North Carolina, as seller, First Union Mortgage Corporation, as master servicer, and Norwest Bank Minnesota, National Association, as trustee.

         In connection with the sale of the Offered Certificates, the Registrant has been advised by First Union Capital Markets, a division of Wheat First Securities, Inc., and Donaldson, Lufkin & Jenrette Securities Corporation (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain computational materials and structural terms sheets (together, the "Computational Materials") with respect to the Offered Certificates following the effective date of Registration Statement No. 333-3574, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided to the Registrant by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the final Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials (other than the collateral terms sheets) were prepared by the Underwriters, based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Offered Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Offered Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Offered Certificates.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

                  99.1*    Computational Materials.

                  99.2*    Structural Term Sheet.


* In accordance with Rule 311 of Regulation S-T, this exhibit is being filed in paper under cover of Form S-E.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FIRST UNION RESIDENTIAL
                                      SECURITIZATION TRANSACTIONS, INC.



                                      By:   /s/ Patrick J. Tadie
                                            ----------------------------
                                      Name: Patrick J. Tadie
                                            ----------------------------
                                      Its:  Vice President
                                            ----------------------------


Dated:  April 28, 1998


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            FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.

                                  EXHIBIT INDEX


                                                            Sequentially
Exhibit No          Exhibit Description                     Numbered Page
----------          -------------------                     -------------

     99.1*          Computational Materials

     99.2*          Structural Term Sheet

* In accordance with Rule 311 of Regulation S-T, this exhibit is being filed in paper under cover of Form S-E.